Exhibit 99.1

Heritage Commerce Corp Completes Acquisition of Presidio Bank

SAN JOSE, CA – October 14, 2019 – Heritage Commerce Corp (Nasdaq: HTBK), the holding company (“Heritage” or the “Company”) for Heritage Bank of Commerce, today announced that it has completed the acquisition of Presidio Bank (“Presidio”) of San Francisco, CA, effective October 11, 2019. Pursuant to the previously announced terms of the merger, Presidio shareholders are entitled to receive 2.47 shares of Heritage common stock in exchange for each share of Presidio Stock, plus cash in lieu of any fractional shares.

“We are pleased to announce the completion of the merger and to have Presidio’s shareholders, employees and customers join the Heritage team,” stated Keith A. Wilton, President and Chief Executive Officer. “This merger expands Heritage’s presence and density in the vibrant Greater San Francisco Bay Area, and complements Heritage’s franchise, both strategically and culturally. The combination of our two organizations provides the opportunity to create operational efficiencies and enhance shareholder value, while offering Presidio’s customers a broader range of products, increased lending limits and an expanded branch delivery system.”

With the addition of Presidio, on a pro forma combined basis, Heritage would have total assets of approximately $4.1 billion, total loans outstanding of approximately $2.5 billion and total deposits of approximately $3.4 billion, at June 30, 2019 (unaudited).

Advisors

D.A. Davidson & Co. was the financial adviser to Heritage in the transaction and Buchalter, a professional corporation, was its legal counsel. Sandler O’Neil + Partners, L.P. was the financial adviser of Presidio, while Manatt Phelps & Phillips, LLP, was its legal counsel.

Heritage Commerce Corp, a California corporation organized in 1998, is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. The Company provides a wide range of banking services through Heritage Bank of Commerce, a wholly-owned subsidiary. Heritage Bank of Commerce is a California state-chartered bank headquartered in San Jose, California and has been conducting business since 1994. Heritage Bank of Commerce is a multi-community independent bank that offers a full range of commercial banking services to small and medium-sized businesses and their owners and employees. With the addition of Presidio, Heritage Bank of Commerce operates through 19 full service branch offices located in the general San Francisco Bay Area of California. Our market includes the headquarters of several technology-based companies in the region commonly known as “Silicon Valley.” Heritage Bank of Commerce is an SBA Preferred Lender. Bay View Funding, a subsidiary of Heritage Bank of Commerce, is based in Santa Clara, CA and provides business-essential working capital factoring financing to various industries throughout the United States. For more information, please visit www.heritagecommercecorp.com.

Forward-Looking Statement Disclaimer

These forward-looking statements are subject to various risks and uncertainties that may be outside our control and our actual results could differ materially from our projected results. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the Securities and Exchange Commission (“SEC”), Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and the following: (1) current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values and overall slowdowns in economic growth should these events occur; (2) effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Federal Open Market Committee of the Federal Reserve Board; (3) our ability to manage interest rate risk; (4) changes in inflation, interest rates, and market liquidity which may impact interest margins and impact funding sources; (5) volatility in credit and equity markets and its effect on the global economy; (6) our ability to effectively compete with other banks and financial services companies and the effects of competition in the financial services industry on our business; (7) our ability to achieve loan growth and attract deposits; (8) risks associated with concentrations in real estate related loans; (9) the relative strength or weakness of the commercial and real estate markets where our borrowers are located, including related asset and market prices; (10) other than temporary impairment charges to our securities portfolio; (11) changes in the level of nonperforming assets and charge-offs and other credit quality measures, and their impact on the adequacy of the Company’s allowance for loan losses and the Company’s provision for loan losses; (12) increased capital requirements for our continual growth or as imposed by banking regulators, which may require us to raise capital at a time when capital is not available on favorable terms or at all; (13) regulatory limits on Heritage Bank of Commerce’s ability to pay dividends to the Company; (14) changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases; (15) operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; (16) our inability to attract, recruit, and retain qualified officers and other personnel could harm our ability to implement our strategic plan, impair our relationships with customers and adversely affect our business, results of operations and growth prospects; (17) the potential increase in reserves and allowance for loan loss as a result of the transition to the current expected credit loss standard (“CECL”) established by the Financial Accounting Standards Board to account for expected credit losses; (18) possible impairment of our goodwill and other intangible assets; (19) possible adjustment of the valuation of our deferred tax assets; (20) expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, deposit attrition, customer loss; (21) our ability to keep pace with technological changes, including our ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, “hacking” and identity theft; (22) inability of our framework to manage risks associated with our business, including operational risk and credit risk; (23) risks of loss of funding of Small Business Administration or SBA loan programs, or changes in those programs; (24) compliance with governmental and regulatory requirements, including the Dodd-Frank Act and others relating to banking, consumer protection, securities, accounting and tax matters; (25) significant changes in applicable laws and regulations, including those concerning taxes, banking and securities; (26) effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; (27) costs and effects of legal and regulatory developments, including resolution of legal proceedings or regulatory or other governmental inquiries, and the results of regulatory examinations or reviews; (28) availability of and competition for acquisition opportunities; (29) risks resulting from domestic terrorism; (30) risks of natural disasters (including earthquakes) and other events beyond our control; (31) the expected cost savings, synergies and other financial benefits from the Presidio Bank acquisition might not be realized within the expected time frames or at all; and (32) our success in managing the risks involved in the foregoing factors.

Member FDIC

For additional information, contact:

Debbie Reuter

EVP, Corporate Secretary

Direct: (408) 494-4542